A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

PROSPECTUS SUPPLEMENT

DATED JULY 1, 2015

The information set forth below supplements and supersedes any contrary information contained in the Fund's Prospectus dated May 1, 2015.  Prospective investors are urged to read carefully the Fund's Prospectus and Third Amended and Restated Limited Liability Company Agreement, which are provided together with (or have preceded) this Supplement.  If the prospective investor wishes to invest in the Fund, the investor must complete, execute and return the Fund's Investor Certificate, which is attached to the Prospectus as Appendix B.

Effective as of July 1, 2015, the Fund's investment adviser has changed its name from UBS Alternative and Quantitative Investments LLC to UBS Hedge Fund Solutions LLC.